UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Bristol-Myers Squibb Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  BRISTOL-MYERS SQUIBB COMPANY  2026 Annual Meeting  Vote by May 4, 2026 11:59 PM ET. For shares held in a Plan, vote by April 30, 2026 11:59 PM ET.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  *Please check the meeting materials for any special requirements for meeting attendance.  V85740-P41480-Z91645  ROUTE 206 & PROVINCE LINE ROAD PRINCETON, NJ 08543  You invested in BRISTOL-MYERS SQUIBB COMPANY and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 5, 2026.  Get informed before you vote  View the Notice of 2026 Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy  of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.  Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 5, 2026  10:00 A.M. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/BMY2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  1A) Peter J. Arduini  1B) Deepak L. Bhatt, M.D., M.P.H., M.B.A.  For  1C) Christopher S. Boerner, Ph.D.  For  1D) Julia A. Haller, M.D.  For  1E) Manuel Hidalgo Medina, M.D., Ph.D.  For  1F) Michael R. McMullen  For  1G) Paula A. Price  For  1H) Derica W. Rice  For  1I) Theodore R. Samuels  For  1J) Karen H. Vousden, Ph.D.  For  1K) Phyllis R. Yale  For  2. Advisory Vote to Approve the Compensation of our Named Executive Officers  For  3. Vote to Approve the Company’s 2026 Stock Award and Incentive Plan  For  4. Ratification of the Appointment of an Independent Registered Public Accounting Firm  For  5. Shareholder Proposal on the Adoption of a Board Policy that the Chairperson of the Board be an Independent Director  Against  Voting Items  Board Recommends  V85741-P41480-Z91645